UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2015

NOVATION HOLDINGS, INC. (Exact name of registrant as specified in its charter)

Florida	001-33090	46-1420443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5005 Elbow Drive, SW, Suite 207 Calgary, Alberta T2S2T6, Canada (Address of principal executive offices) 403-988-2005 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the United States Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” “Novation Holdings, Inc., “NOHO”, “Registrant” or the “Company” refer to Novation Holdings, Inc., a Florida corporation.

Section 1 – Registrant’s Business and Operations

Item 1.02 Termination of  a Material Definitive Agreement.

On September 5, 2014, Registrant reported on a Current Report on Form 8-K that it had entered into an Agreement and Plan of Merger (the “Agreement”) with ACX Technologies, Inc., a Nevada corporation (“ACX”), under which Registrant would merge with and into ACX, which would be the survivor in the merger.  The merger was expected to close as soon as the SEC had declared effective the registration statement to be filed by ACX to register the ACX common shares to be issued to the pre-merger common shareholders of Registrant and full compliance with all other regulatory requirements and other conditions to closing, as set forth in the Agreement and Plan of Merger. Under the terms of the Agreement and Plan of Merger, the merger must be closed by December 31, 2014, unless amended by the parties.

The merger has not closed and the Merger Agreement has expired by its terms, with no liability of either party to the other.  Further, due to Registrant’s failure to maintain its current filing status with the SEC and for other reasons, ACX has terminated all further discussions with Registrant regarding a merger.  Consequently, there is no further relationship or contact between Registrant and ACX.

Section 8 – Other Events

Item 8.01

Other Events

Registrant is in the process of gathering necessary financial information and restructuring its operations so that it may prepare and file its now delinquent Annual Report on Form 10-K for the year ended August 31, 2014, as well as its quarterly reports on Form 10-Q for subsequent periods so that it may re-establish its current reporting status.  Registrant continues to operate its Internet service provider operations through its subsidiary, Burgoyne ISP, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVATION HOLDINGS, INC.

Date: August 7, 2015	By:	/s/ Michael Gelmon
Michael Gelmon
Chairman